--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                               November 30, 1995


Dear Shareholder,

    Since the inception of The BlackRock Investment Quality Municipal Trust Inc. in 1993, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                               November 30, 1995


Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Investment Quality Municipal Trust Inc. ("BKN" or "the Trust") for the fiscal year ended October 31, 1995. We would like to take this opportunity to review the Trust's strong performance over its fiscal year, from both a stock price and net asset value (NAV) perspective, as well as to review the Trust's portfolio strategy and the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, actively managed closed-end bond fund whose investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by one of the major ratings agencies or of equivalent quality) municipal debt securities issued by city, county and state municipalities throughout the United States.

    The Trust's shares are traded on the New York Stock Exchange under the symbol BKN. The table below summarizes the performance of the Trust's stock price and NAV over the fiscal year:

                            ----------------------------------------------------
                            10/31/95   10/31/94   Change     High       Low
--------------------------------------------------------------------------------
Stock Price                 $12.00     $10.375    15.66%    $12.25      $9.75
--------------------------------------------------------------------------------
Net Asset Value (NAV)       $14.18     $12.05     17.68%    $14.20     $10.96
--------------------------------------------------------------------------------
Premium (Discount) to NAV   (15.37%)   (13.90%)   (1.47%)    (4.10%)   (17.41%)
--------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the capital markets, which caused interest rates to fall and prices of fixed income securities to increase throughout late 1994 and 1995, has changed the market landscape for fixed income investors. The rally in the Treasury market, sparked by a slowdown in economic growth and modest inflation data, began during the fourth quarter of 1994 and accelerated through the first, second and third quarters of 1995. The perceived threat of inflation diminished as economic reports became increasingly pessimistic during the second quarter. With investor confidence in the value of fixed income securities renewed, market demand accelerated.

    The municipal debt market has posted strong performance in 1995. Yields on municipal securities have declined dramatically from their fourth quarter 1994 levels, led by a 94 basis point drop (0.94%) in the yield on AAA 10-year General Obligation securities from 5.67% on October 31, 1994 to 4.73% on October 31, 1995. A relatively light amount of new issuance this year has also encouraged the rise in price for these securities.

    Concerns over tax reform proposals were apparent for much of this year. Discussions of a "flat tax" on investment income dampened some investor demand for longer maturity municipal debt securities. Some versions of the flat tax proposal would eliminate the current tax benefits of municipal bonds versus their taxable counterparts. At this time, the yields of municipal securities imply the expectation for a flat tax on investment income at approximately 23%. Many economists believe that this may be an overreaction to the actual threat of tax reform given the numerous obstacles in Washington to this legislation. However, BlackRock remains attuned to the current effects of tax reform dialogue on the municipal market, as it may create short term dislocations and present potential buying opportunities for the Trust.

The Closed-End Bond Fund Industry

    Due to the strength of the municipal markets this year, closed-end municipal funds have posted dramatic returns on a net asset value basis in 1995 and often outperformed taxable funds for the year. The BlackRock Investment Quality Municipal Trust

Inc. ranked 29 out of the entire universe of 354 closed-end bond funds for the year ending October 31, 1995, posting a 12-month return on NAV of 25.37% (vs. the average of 17.23%), as reported by Lipper Analytical Services, Inc.

    However, the discount of BKN's stock price to its NAV, like its peers, indicates that investor interest in the closed-end bond fund market still remains subdued. Lipper Analytical notes that approximately 74% of taxable closed-end bond funds and 93% of municipal closed-end bond funds were trading at discounts to net asset value on October 31, 1995. As investors continue to focus on the rallying stock market over other investment vehicles, the discount to NAV of BKN persists.

The Trust's Portfolio and Investment Strategy

    BlackRock Financial Management, Inc. manages the Trust's portfolio to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, rotating sectors to benefit from changing market conditions, and controlling the interest rate sensitivity of the Trust relative to a predetermined benchmark. We remain attentive to changes in the market in order to capitalize on opportunities within specific issues or sectors.

    Our investment strategy at the current time reflects the steepness of the AAA municipal yield curve, and the potential for a further decline in rates. The following charts detail the current asset and credit quality allocations of the portfolio, in comparison to the portfolio on October 31, 1994. Our emphasis on certain sectors of the municipal market has changed over the year. For instance, the Trust has decreased its exposure to resource recovery bonds, in favor of more utility and lease revenue issues. Also, in terms of credit quality bias, we have implemented a "barbell strategy" which favors increased emphasis to both AAA and BBB quality issues. This type of strategy is employed in anticipation of a decline in the differential between yields of BBB-rated municipal bonds relative to AAA.

                                Sector Breakdown
         ----------------------------------------------------------
            Sector              October 31, 1995  October 31, 1994
         ----------------------------------------------------------
          City & State                  16%               13%
         ----------------------------------------------------------
          Transportation                15%               16%
         ----------------------------------------------------------
          Industrial                    13%                -
         ----------------------------------------------------------
          Utility                       11%               11%
         ----------------------------------------------------------
          Lease Revenue                 10%                8%
         ----------------------------------------------------------
          Miscellanous Revenue          10%                2%
         ----------------------------------------------------------
          Hospital                       8%               10%
         ----------------------------------------------------------
          University                     7%                9%
         ----------------------------------------------------------
          Housing                        5%                5%
         ----------------------------------------------------------
          Resource Recovery              4%               20%
         ----------------------------------------------------------
          Tax Revenue                    1%                6%
         ----------------------------------------------------------

     ------------------------------------------------------------------------
         Standard & Poor's/Moody's
               Credit Rating              October 31, 1995  October 31, 1994
     ------------------------------------------------------------------------
                 AAA/Aaa                         53%               29%
     ------------------------------------------------------------------------
                 AA/Aa                            5%               20%
     ------------------------------------------------------------------------
                 A/A                             11%               22%
     ------------------------------------------------------------------------
                 BBB/Baa                         31%               29%
     ------------------------------------------------------------------------

    The Trust employs leverage at about 35% of total net assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. BKN utilizes additional interest or embedded cap bonds to protect its leveraged assets should the differential between short and long term yields narrow, as in the case of rising short term rates. These securities produce tax free income which increases as short term tax free rates rise through predetermined "strike points," and which therefore diminish the Trust's exposure to an increase in leverage costs.

    We look forward to managing the Trust in the coming fiscal year to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely,




Robert Kapito                               Kevin Klingert
Vice Chairman and                           Principal and Municipal
Senior Portfolio Manager                    Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
              The BlackRock Investment Quality Municipal Trust Inc.
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                          BKN
--------------------------------------------------------------------------------
 Initial Offering Date:                               February 19, 1993
--------------------------------------------------------------------------------
 Closing Stock Price as of 10/31/95:                       $12.00
--------------------------------------------------------------------------------
 Net Asset Value as of 10/31/95:                           $14.18
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 10/31/95 ($12.00)1:      6.56%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share2:                   $0.06563
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share2:                $0.7875
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 The Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock Investment Quality Municipal Trust Inc.
Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           Principal                                                                                   Option
Rating*     Amount                                                                                      Call              Value
(Unaudited) (000)                        Description                                                 Provisions+         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS-156.2%
                    Alabama-1.2%
BBB      $ 3,000    Courtland Sld.Wst. Disp., Champion Intl. Corp., Proj. A, 5.90%, 2/01/17 ......   2/04 at 102        $  2,883,240
                                                                                                                       ------------
                    California-12.7%

Baa        3,000    Foothill Eastern Trans. Corridor Agcy., Toll Rd., Ser. A, Zero Coupon, 1/01/07  No Opt. Call          1,644,300
AAA       15,460    Los Angeles Cnty. Asset Leasing Corp. Rev., 3.80%+, 12/01/07, AMBAC ........... No Opt. Call         16,089,995
AAA        4,850    Metropolitan Wtr. Dist. Southern Calif. Waterworks Rev., Ser. A, 5.75%,
                      7/01/21, MBIA ...............................................................  7/05 at 102          4,847,575
                    University of California Rev., Research Facs., Ser. B,
A-         2,000      6.10%, 9/01/10 ..............................................................  9/03 at 102          2,039,260
A-         3,305      6.20%, 9/01/11 ..............................................................  9/03 at 102          3,369,547
A-         2,000      6.25%, 9/01/12 ..............................................................  9/03 at 102          2,038,940
                                                                                                                       ------------
                                                                                                                         30,029,617
                                                                                                                       ------------
                    Colorado-10.5%
                    Araphahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
Baa        3,100      Zero Coupon, 8/31/04 ........................................................ No Opt. Call          1,766,132
Baa        2,500      Zero Coupon, 8/31/06 ........................................................  8/05 at 95.919       1,241,000
Baa        2,000      Zero Coupon, 8/31/07 ........................................................  8/05 at 89.239         925,340
Baa        2,250      6.90%, 8/31/15 ..............................................................  8/05 at 103          2,371,837
                    Denver City & Cnty. Arpt. Rev.,
BBB        3,000      Ser. C, 6.50%, 11/15/06 ..................................................... 11/02 at 102          3,140,040
BBB        1,120      Ser. C, 6.65%, 11/15/05 ..................................................... 11/02 at 102          1,188,006
BBB       13,790      Ser. D, 7.00%, 11/15/25 ..................................................... 11/01 at 100         14,153,229
                                                                                                                       ------------
                                                                                                                         24,785,584
                                                                                                                       ------------
                    Connecticut-9.8%
                    Connecticut St. G.O., Ser. B,
AAA       16,750      5.25%, 10/01/09, FGIC ....................................................... 10/05 at 101         16,625,547
AA         6,700      5.375%, 10/01/10 ............................................................ 10/05 at 101          6,631,995
                                                                                                                       ------------
                                                                                                                         23,257,542
                                                                                                                       ------------
                    District of Columbia-0.8%
AAA        1,900    District of Columbia, G.O., Ser. E, 6.00%, 6/01/09, CAPMAC ....................  6/03 at 102          1,925,555
                                                                                                                       ------------
                    Florida-8.0%
AAA        9,500    Dade Cnty. Sch. Dist., 5.50%, 8/01/14, MBIA ...................................  8/04 at 101          9,344,200
AAA        2,500    Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A, 6.55%, 7/01/14 ....  1/05 at 102          2,606,250
BBB        3,500    Florida St. Mid-Bay Bridge Auth. Rev., Ser. A, 6.10%, 10/01/22 ................ 10/03 at 102          3,391,955
BBB+       3,695    Lake Cnty. Indl. Dev. Agcy. Res. Rec. Rev., Ser. A, 5.85%, 10/01/09 ........... 10/03 at 102          3,536,226
                                                                                                                       ------------
                                                                                                                         18,878,631
                                                                                                                       ------------
                    Georgia-3.6%
AAA        6,000    Georgia Mun. Pwr. & Elec. Auth., Ser. T, 6.50%, 1/01/25, FGIC .................  1/99 at 100          6,162,600
AA+        2,250    Georgia St. Hsg. & Fin. Auth. Rev., Sngl. Fam. Mtg., Ser. C, 7.00%,
                      12/01/15, FHA ............................................................... 12/04 at 102          2,383,200
                                                                                                                       ------------
                                                                                                                          8,545,800
                                                                                                                       ------------
                    Hawaii-4.3%
A          9,500    Hawaii St. Arpt. Sys. Rev., 7.00%, 7/01/18 ....................................  7/01 at 102         10,139,445

                    Illinois-6.0%
AAA        5,000    Illinois Edl. Facs. Auth., Loyola Univ., 4.125%+, 7/01/13, FGIC ...............  7/03 at 102          4,814,500
AAA        8,780    Regional Trans. Auth., Ser. D, 6.75%, 6/01/25, FGIC ...........................  6/04 at 102          9,494,000
                                                                                                                       ------------
                                                                                                                         14,308,500
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           Principal                                                                                   Option
Rating*     Amount                                                                                      Call              Value
(Unaudited) (000)                        Description                                                 Provisions+         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

                    Indiana-6.7%
Baa2     $14,895    Indianapolis Arpt. Auth. Rev., Spl. Facs. Fed. Express Corp. Proj., 7.10%,
                      1/15/17 .....................................................................  7/04 at 102       $ 15,916,946
                                                                                                                       ------------
                    Kentucky-6.1%
AAA       15,000    Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 3.95%+, 7/10/13, AMBAC ........  7/03 at 102         14,543,700
                                                                                                                       ------------
                    Louisiana-5.7%
AAA       14,400    Louisiana Pub. Facs. Auth. Hosp. Rev., Our Lady of the Lake Regl. Med. Ctr.,
                      4.19%+, 12/01/22, FSA ....................................................... 12/03 at 102         13,541,472
                                                                                                                       ------------
                    Maryland-6.5%
Aa        10,000    Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam. Prog., Ser. 2, 6.55%,
                      4/01/26 .....................................................................  4/05 at 102         10,298,800

A          5,000    Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty. Res. Rec. Proj.,
                      Ser. A, 6.30%, 7/01/16 ......................................................  7/03 at 102          5,037,350
                                                                                                                       ------------
                                                                                                                         15,336,150
                                                                                                                       ------------
                    Massachusetts-1.7%
AAA        4,000    University of Lowell Bldg. Auth., Ser. A, 5.625%, 11/01/14, AMBAC ............. 11/05 at 102          4,002,080
                                                                                                                       ------------
                    Michigan-1.5%
AAA        3,500    Berkley City Sch. Dist., G.O., 5.625%, 1/01/15, FGIC ..........................  1/05 at 101          3,480,785

                    Nevada-1.6%
AAA        3,750    Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B, 5.80%, 7/01/09, MBIA   7/03 at 102          3,848,213
                                                                                                                       ------------
                    New Jersey-9.1%
Baa        1,200    New Jersey Hlth. Care Facs. Fin. Rev., Englewood Hosp. & Med. Ctr., 6.70%,
                      7/01/15 .....................................................................  7/04 at 102          1,237,488
AAA       20,500    New Jersey St. Trans. Sys. Auth., Trust Fund, Ser. B, 5.50%, 6/15/15, MBIA ....  6/05 at 102         20,277,370
                                                                                                                       ------------
                                                                                                                         21,514,858
                                                                                                                       ------------
                    New York-25.1%
                    New York City, G.O.,
Baa1      16,000      Ser. E, 6.25%, 2/15/07 ......................................................  2/05 at 101         16,417,760
Baa1       7,000      Ser. H, 7.20%, 2/01/13 ......................................................  2/02 at 101.5        7,495,040
Baa1       3,000      Ser. B. 7.25%, 8/15/07 ......................................................  No Opt. Call         3,339,030
A         20,535    New York City Indl. Dev. Agcy. Spec. Fac. Rev., Term. One Group Assoc. Proj.,
                      6.00%, 1/01/15 ..............................................................  1/04 at 102         20,208,699
BBB+       3,000    New York St. Dorm. Auth. Rev., St. Univ. Edl. Facs., Ser. B, 6.10%, 5/15/09 ...  5/04 at 102          3,062,610
Baa        3,000    New York St. Hsg. Fin. Agcy. Rev., Hlth. Facs. of New York City, Ser. A, 8.00%,
                      11/01/08 .................................................................... 11/00 at 102          3,398,550
AAA        5,000    New York St. Med. Care Facs. Rev., New York Hosp., Ser. A,
                      6.60%, 2/15/09, AMBAC .......................................................  2/05 at 102          5,559,350
                                                                                                                       ------------
                                                                                                                         59,481,039
                                                                                                                       ------------
                    North Carolina-2.4%
AAA        5,000    North Carolina Eastn. Mun. Pwr. Agcy., Ser. B, 7.00%, 1/01/08, CAPMAC .........  No Opt. Call         5,738,350
                                                                                                                       ------------
                    North Dakota-0.9%
AAA        2,000    Mercer Cnty. Poll. Ctrl. Rev., Basin Elec. Pwr., Ser. 2, 6.05%, 1/01/19, AMBAC   1/05 at 102          2,036,320
                                                                                                                       ------------
                    Ohio-2.6%
AA-        6,000    Ohio St. Wtr. Dev. Auth. Rev., Sld. Wst. Disps., North Star BHP Steel Cargill,
                      6.30%, 9/01/20 ..............................................................  9/05 at 102          6,079,320
                                                                                                                       ------------
                    Pennsylvania-8.9%
AAA       10,100    Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp. Bethlehem Proj.,
                      4.00%+, 11/15/13, AMBAC ..................................................... 11/03 at 102          9,530,360
BBB-       7,500    Pennsylvania Econ. Dev. Fin. Auth., Colver Proj., Ser. D, 7.15%, 12/01/18 ..... 12/04 at 102          7,843,275
AA         1,000    Pennsylvania Hsg. Fin. Auth. Sngl. Fam. Mtg., 6.20%, 10/01/14 ................. 10/05 at 102          1,010,030
AAA        2,750    Philadelphia Hosp. & Higher Ed. Fac. Auth. Rev., Frankford Hosp.,
                      5.75%, 1/01/19, CONNIE LEE ..................................................  1/05 at 102          2,694,560
                                                                                                                       ------------
                                                                                                                         21,078,225
                                                                                                                       ------------
                    Rhode Island-3.0%
AAA        3,275    Rhode Island Dep. Econ. Prof. Corp., Ser. B, 5.25%, 8/01/21, MBIA .............  8/03 at 100          3,031,275
AA+        3,845    Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B, 6.75%, 10/01/17  4/04 at 102          4,004,529
                                                                                                                       ------------
                                                                                                                          7,035,804
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
           Principal                                                                                   Option
Rating*     Amount                                                                                      Call              Value
(Unaudited) (000)                        Description                                                 Provisions+         (Note 1)
------------------------------------------------------------------------------------------------------------------------------------

                           South Carolina-5.6%
A        $ 3,400    Piedmont Mun. Pwr. Agcy. Elec. Rev., Ser. A, 5.75%, 1/01/24 ...................  1/96 at 100       $  3,192,838
AAA       10,000#   South Carolina St. Pub. Svc. Auth. Rev., Ser. A, 5.75%, 1/01/10, MBIA .........  1/06 at 102          9,995,200
                                                                                                                       ------------
                                                                                                                         13,188,038
                                                                                                                       ------------
                    Texas-4.7%
A          4,000    Brazos River Auth. Rev., Coll-Houston Light & Pwr. Co. Proj., Ser. A,
                      7.875%, 11/01/18 ............................................................ 11/96 at 102          4,199,960
AAA        7,095    Matagorda Cnty. Nav. Dist. 1 Rev., Houston Lt. & Pwr. Co., 5.80%, 10/15/15,
                      MBIA ........................................................................ 10/00 at 102          7,069,245
                                                                                                                       ------------
                                                                                                                         11,269,205
                                                                                                                       ------------
                    Washington-3.0%
AAA        7,000    Washington St. Pub. Pwr. Supply Sys. Rev., Nuclear Proj. No. 1, Ser. A, 6.25%,
                      7/01/17, MBIA ...............................................................  7/02 at 102          7,150,080
                                                                                                                       ------------
                    West Virginia-1.5%
A          3,500    Braxton Cnty. Sld. Wst. Auth., Weyerhaeuser Co. Proj., 6.50%,7,000 ............  4/05 at 102          3,619,455
                                                                                                                       ------------
                    Wyoming-2.7%
Baa2       6,200    Sweetwater Cnty. Sld. Wst. Disp. Rev., FMC Corp. Proj., Ser. A, 7.00%, 6/01/24   6/04 at 102          6,476,458
                                                                                                                       ------------
                    Total Long-Term Investments (cost $360,834,757) ...............................                     370,090,412
                                                                                                                       ------------
                           SHORT-TERM INVESTMENTS**-6.6%

                           California-0.1%
AAA          300           California Fin. Auth. Poll. Ctrl. Rev., Shell Oil Co. Proj. A, 3.80%,
                             11/01/95, FRDD .......................................................                         300,000
                                                                                                                       ------------
                           Mississippi-1.4%
VMIG1      3,300           Jackson Cnty. Poll. Ctrl. Rev., Chevron U.S.A. Inc. Proj., 3.90%,
                             11/01/95, FRDD .......................................................                       3,300,000
                                                                                                                       ------------
                           New York-4.2%
                           New York City, G.O., FRDD,
A1+        4,825             Ser. B, FRDD, 4.00%, 11/01/95, FGIC ..................................                       4,825,000
A1+          100             Ser. B, FRDD, 3.75%, 11/01/95 ........................................                         100,000
A1+          170           New York City Mun. Wtr. Fin. Auth. Rev., 3.90%, 11/01/95, FRDD, FGIC ...                         170,000
VMIG1      4,880           New York St. Job Devel. Auth., Ser. A, 3.85%, 11/01/95, FRDD, FGIC .....                       4,880,000
                                                                                                                       ------------
                                                                                                                          9,975,000
                                                                                                                       ------------
                           Wyoming-0.9%
                           Ulnta Cnty. Poll. Rev., Chevron Inc. Proj., FRDD,
P1         2,100             3.90%, 11/01/95 ......................................................                       2,100,000
                                                                                                                       ------------
                           Total Short-Term Investments (cost $15,675,000) ........................                      15,675,000
                                                                                                                       ------------
                           Total Investments-162.8% (cost $376,509,757) ...........................                     385,765,412

                           Liabilities in excess of other assets-(7.9)% ...........................                     (18,775,362)

                           Liquidation value of preferred stock-(54.9)% ...........................                    (130,000,000)
                                                                                                                       ------------
                           Net Assets Applicable to Common Shareholders-100% ......................                    $236,990,050
                                                                                                                       ============

-------------------
 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
+  These bonds contain embedded caps. See glossary for definition.
++ Option call provisions: date (month/year) and prices of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
#  When issued security.


------------------------------------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
AMBAC -American Municipal Bond Assurance Corporation             FSA -Financial Security Assurance
CAPMAC -Capital Markets Assurance Corporation                    FRDD -Floating Rate Daily Demand**
CONNIE LEE -College Construction Loan Insurance Association      G.O. -General Obligation Bond
FHA -Federal Housing Administration                              MBIA -Municipal Bond Insurance Association
FGIC -Financial Guaranty Insurance Company
------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Municipal Trust Inc.
Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at value
  (cost $376,509,757) (Note 1) ................................   $385,765,412
Cash ..........................................................         88,909
Interest receivable ...........................................      6,151,886
Receivable for investments sold ...............................      5,701,111
Deferred organization expenses and other
  assets ......................................................         78,572
                                                                  ------------
                                                                   397,785,890
                                                                  ------------


Liabilities
Payable for investments purchased .............................     29,940,165
Dividends payable-common stock ................................        300,009
Dividends payable-preferred stock .............................        141,804
Advisory fee payable (Note 2) .................................        108,829
Administration fee payable (Note 2) ...........................         46,641
Other accrued expenses ........................................        258,392
                                                                  ------------
                                                                    30,795,840
                                                                  ------------

Net Investment Assets .........................................   $366,990,050
                                                                  ============

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ........................................    $   167,071
    Paid-in capital in excess of par ..........................    232,077,765
  Preferred stock (Note 4) ....................................    130,000,000
                                                                  ------------
                                                                   362,244,836

  Undistributed net investment income .........................        214,189
  Accumulated net realized loss ...............................     (4,724,630)
  Net unrealized appreciation .................................      9,255,655
                                                                  ------------
  Net investment assets, October 31, 1995 .....................   $366,990,050
                                                                  ============
  Net assets applicable to common
    shareholders ..............................................   $236,990,050
                                                                  ============

Net asset value per common share:
  ($236,990,050 = 16,707,093 shares of
    common stock issued and outstanding) ......................         $14.18
                                                                        ======


Right Column

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Municipal Trust Inc.
Statement of Operations
Year Ended October 31, 1995
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned ................................    $20,875,893
                                                                   -----------


Expenses
  Investment advisory .........................................      1,226,278
  Administration ..............................................        525,547
  Auction agent ...............................................        368,000
  Reports to shareholders .....................................         56,000
  Directors ...................................................         51,000
  Audit .......................................................         38,500
  Custodian ...................................................         36,000
  Legal .......................................................         30,000
  Transfer agent ..............................................         25,000
  Miscellaneous ...............................................        179,722
                                                                   -----------
  Total expenses ..............................................      2,536,047
                                                                   -----------
Net investment income .........................................     18,339,846
                                                                   -----------



Realized and Unrealized Gain on
  Investments (Note 3)
Net realized gain on investments ..............................      4,428,547
Net change in unrealized appreciation on
  investments .................................................     31,800,161
                                                                   -----------
Net gain on investments .......................................     36,228,708
                                                                   -----------


Net Increase in Net Investment Assets
  Resulting from Operations ...................................    $54,568,554
                                                                   ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Municipal Trust Inc.
Statements of Changes in
Net Investment Assets
--------------------------------------------------------------------------------



                                                                                    Year Ended October 31,
                                                                                ------------------------------
                                                                                    1995              1994
                                                                                ------------      ------------

Increase (Decrease) in Net Investment Assets

Operations:
  Net investment income ....................................................... $ 18,339,846      $ 17,698,817
  Net realized gain (loss) on investments .....................................    4,428,547        (9,098,428)
  Net unrealized appreciation (depreciation) on investments ...................   31,800,161       (35,066,536)
                                                                                ------------      ------------
  Net increase (decrease) in net investment assets resulting from operations ..   54,568,554       (26,466,147)

Dividends:
  To common shareholders from net investment income ...........................  (13,783,161)      (15,036,268)
  To preferred shareholders from net investment income ........................   (5,137,617)       (3,527,278)

Capital stock transactions:
  Additional capital charge with respect to initial public offering of shares .         (782)         (258,225)
                                                                                ------------      ------------
    Total increase (decrease) .................................................   35,646,994       (45,287,918)

Net Investment Assets
Beginning of year .............................................................  331,343,056       376,630,974
                                                                                ------------      ------------
End of year ................................................................... $366,990,050      $331,343,056
                                                                                ============      ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Municipal Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------



                                                                                       For the Period
                                                                                             Ended
                                                                                          February 26,
                                                                                             1993*
                                                                 Year Ended October 31,   to October 31,
                                                                 ----------------------
PER COMMON SHARE OPERATING PERFORMANCE:                            1995         1994         1993
                                                                  -------      -------      -------

Net asset value, beginning of period ...........................  $ 12.05      $ 14.76      $ 14.10
                                                                  -------      -------      -------
    Net investment income ......................................     1.10         1.06         0.66
    Net realized and unrealized gain (loss) on investments .....     2.16        (2.64)        0.74
                                                                  -------      -------      -------
Net increase (decrease) from investment operations .............     3.26        (1.58)        1.40
                                                                  -------      -------      -------
Dividends from net investment income to
    Common shareholders ........................................    (0.82)       (0.90)       (0.45)
    Preferred shareholders .....................................    (0.31)       (0.21)       (0.11)
                                                                  -------      -------      -------
        Total dividends ........................................    (1.13)       (1.11)       (0.56)
                                                                  -------      -------      -------
    Capital charge with respect to issuance of shares ..........      -          (0.02)       (0.18)
                                                                  -------      -------      -------
Net asset value, end of period** ...............................  $ 14.18      $ 12.05      $ 14.76#
                                                                  =======      =======      =======
Per share market value, end of period** ........................  $ 12.00       $10.375     $14.125
                                                                  =======       =======     =======
TOTAL INVESTMENT RETURN+ .......................................   24.01%      (20.98%)       3.36%
                                                                  ======        ======      =======


RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:+++
Expenses .......................................................     1.16%        1.14%       1.04%++
Net investment income ..........................................     8.36%        7.80%       6.86%++

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ....... $219,740     $226,935     $236,810
Portfolio turnover .............................................     182%          210         110%
Net assets of common shareholders,
end of period (in thousands) ...................................$236,990      $201,343     $246,631
Preferred stock
outstanding (in thousands) .....................................$130,000      $130,000     $130,000
Asset coverage per share of preferred stock, end of period .....$ 70,575      $127,440     $144,858

-----------
*   Commencement of investment operations.
** Net asset value and market value are published in The Wall Street Journal each Monday.
# Net asset value immediately after the closing of the first public offering was $14.05.
+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++  Annualized.
+++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

Contained above is audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Municipal Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------


Note 1. Accounting
Policies

The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992 as a diversified, closed-end management investment company. The Trust had no transactions until February 16, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc. (the "Adviser"). Investment operations commenced on February 26, 1993.

  The Trust's investment objective is to manage a diversified portfolio of investment-grade securities to achieve high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the



Right Column

option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the

Left Column


termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Deferred Organization Expenses: A total of $65,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with the Adviser and an Administration Agreement with Middlesex Administrators L.P. (the "Administrator"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

  The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

  Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.



Right Column

  On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended October 31, 1995, aggregated $639,846,668 and $623,993,534, respectively.

  The federal income tax basis of the Trust's investments at October 31, 1995 was $376,514,312, and accordingly, net unrealized appreciation was $9,251,100 (gross unrealized appreciation-$11,207,202, gross unrealized depreciation-$1,956,102).

  For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1995 of approximately $5,093,000 which will expire in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 16,707,093 common shares outstanding at October 31, 1995, the Adviser owned 7,093 shares.

  Offering  costs   ($1,046,346)   incurred  in  connection   with  the  Trust's
underwriting of common stock have been charged to paid-in capital in excess of par of the common stock.

  The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7-1,300 shares, Series T28-1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

Left Column

  The underwriting discount ($1,950,000) and offering costs ($328,828) incurred in connection with the Preferred Stock offering have been charged to paid-in capital in excess of par of the common stock.

  Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.27% to 6.15% during the year ended October 31, 1995.

  The Trust may not declare dividends or make otherdistributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

  The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

  The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will

Right Column

vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


Note 5. Dividends
and Distributions

Subsequent to October 31, 1995, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.0656 per common share payable November 30, 1995 to shareholders of record on November 15, 1995.

  For the period November 1, 1995 through November 30, 1995, dividends declared on Preferred Stock totalled $407,248 in aggregate for the two outstanding Preferred Stock series.


Double column

Note 6. Quarterly Data
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Net increase/
                                             Net realized and    decrease in
                                                 unrealized      net investment             Dividends
                              Net investment gains (losses) on  assets resulting Common shares Preferred shares*
                                 income         investments     from operations                                              Period
                                       Per              Per              Per             Per           Per  Share price of    end
    Quarterly         Total          Common           Common           Common          Common        Common  Common stock  net asset
     period           income  Amount  share   Amount   share   Amount   share   Amount  share  Amount share   High    Low    value
------------------------------------------------------------------------------------------------------------------------------------
November 1,
 1993  to
 January 31,
 1994        $5,029,133 $4,393,508 $.26 $  3,889,764 $  .23 $  8,283,272 $  .49 $3,759,096 $0.23 $ 776,163 $.05 $14.50 $13.00 $14.99
February 1,
 1994 to
 April 30,
 1994         5,158,071  4,551,640  .27  (32,246,232) (1.92) (27,694,592) (1.65) 3,759,096  0.23   754,441  .04  14.00  11.625 13.04
May 1,
 1994 to
 July 31,
 1994         4,963,953  4,280,193  .26    4,049,327   0.24    8,329,520   0.50  3,759,025  0.22   957,960  .06  12.50  11.750 13.26
August 1,
 1994 to
 October 31,
 1994         5,128,692  4,473,476  .27   19,857,823) (1.19) (15,384,347) (0.92) 3,759,051  0.22 1,038,714  .06  12.00  10.125 12.05
November 1,
 1994 to
 January 31,
 1995         5,167,141  4,505,179  .27   10,324,567    .62   14,829,746    .89  3,759,096  0.22 1,289,763  .08  11.50   9.750 12.64
February 1,
 1995 to
 April 30,
 1995         5,256,532  4,656,763  .28   11,243,606    .67   15,900,369    .95  3,445,751  0.20 1,276,017  .08  12.25  11.250 13.31
May 1,
 1995 to
 July 31,
 1995         5,251,803  4,622,475  .28    5,576,430    .33   10,198,905    .61  3,289,160  0.20 1,336,807  .08  12.25  11.375 13.64
August 1,
 1995 to
 October 31,
 1995         5,200,417  4,555,429  .27    9,084,105    .54   13,639,534    .81  3,289,154  0.20 1,235,030  .07  12.00  11.375 14.18
------------------------------------------------------------------------------------------------------------------------------------

*For the year ended October 31, 1995 the average annualized rate paid to preferred shareholders was 3.95%.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Investment Quality Municipal Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Investment Quality Municipal Trust Inc. as of October 31, 1995 and the related statements of operations for the year then ended and of changes in net investment assets for the two years in the period then ended and the financial highlights for the two years in the period then ended and for the period February 26, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Municipal Trust Inc. at October 31, 1995, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP




New York, New York
December 8, 1995

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end (October 31, 1995) as to the federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by the Trust during the fiscal year were Federally tax-exempt interest dividends.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and over 80 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., the nation's twelfth largest banking organization.

What Can the Trust Invest In?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

What is the Adviser's Investment Strategy?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). It is expected that no more than 20% of the assets of the Trust will be invested in municipals subject to such a tax.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. To protect the common stockholders from increases in the cost of the preferred stock dividends, the Trust invests in securities called "additional interest bonds" or "embedded caps", which can help to limit the risk of increasing costs of leverage in a rising interest rate or flattening yield curve environment. These bonds pay additional interest when short-term municipal interest rates rise above a predetermined rate, or "cap". These securities are used, when available in the marketplace, to attempt to offset increases in the interest paid to preferred stockholders and may allow the Trust to maintain dividend levels to common stockholders in interest rate environments where the yield curve is either flat or inverted. See "Leverage Considerations in the Trust" below.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in the Trust

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen. As mentioned above, the Trust will attempt to maintain a percentage of its investments in additional interest bonds which may help protect the Trust's income from increases in the cost of leverage.

Special Considerations and Risk Factors Relevant to the Trust

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objective. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

Leverage. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Investment Grade Municipal Obligations. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Closed-End Fund:                   Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount:                          When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                          Income generated by securities in a portfolio and distributed to share-
                                   holders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment:             Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

Embedded Cap Bonds:                Also known as additional interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

Market Price:                      Price per share of a security trading in the secondary market. For a closed-
                                   end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV):             Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in
                                   Barron's on Saturday and The New York Times or The Wall Street Journal
                                   each Monday.

Premium:                           When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

Left Column


BlackRock



Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath,  Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Middlesex Administrators L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(800) 688-0928

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171 (800) 699-1BFM

Auction  Agent
Bankers Trust Company
4 Albany Street
New York, NY 10006

Independent  Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.

The BlackRock Investment Quality Municipal Trust Inc.
         c/o Middlesex Administrators L.P.
               800 Scudders Mill Road
                Plainsboro, NJ 08536
                   (800) 227-7BFM
                                                09247D-105
                                                09247D-204
                                                09247D-303
Right Column

The BlackRock
Investment Quality
Municipal Trust Inc.
----------------------------------
Annual Report
October 31, 1995